SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                FORM 8-K/A*


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 1, 2002


                                AZURIX CORP.
-------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


                                  Delaware
-------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


          001-15065                                     76-0589114
-------------------------------------------------------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)


                  1400 Smith Street, Houston, Texas       77002
-------------------------------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)


                               (713) 853-6161
-------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


    * The Company is not subject to the filing requirements of the Securities Exchange Act of 1934. This current report is filed pursuant to contractual obligations imposed on the Company by an Indenture, dated as of February 18, 2000, under which the Company is the issuer of certain debt.



Item 5. Other Events.

         Item 5 is hereby amended and supplemented to add the following:

         On April 30, 2002, in connection with its previously announced tender offer and consent solicitation for its 10-3/8% Series B Senior Dollar Notes due 2007, its 10-3/8% Series A and B Senior Sterling Notes due 2007, and its 10-3/4% Series B Senior Dollar Notes due 2010, Azurix Corp. announced that it was extending to 5:00 p.m. New York time on Wednesday, May 1, 2002, the deadline by which holders of these notes must tender and consent to receive the consent payment of 1.5% of par, a copy of which is attached as Exhibit 99.7 hereto and incorporated herein by reference.

         On May 1, 2002, Azurix announced, in connection with the tender offer and consent solicitation, that it was extending to 5:00 p.m. New York time on Thursday, May 2, 2002, the deadline by which holders of the Senior Dollar Notes and the Senior Sterling Notes must tender and consent to receive the consent payment of 1.5% of par, a copy of which is attached as
Exhibit 99.8 hereto and incorporated herein by reference.

         On May 2, 2002, Azurix issued an announcement that it was increasing the total purchase price in its tender offer and consent solicitation for its Senior Dollar Notes to US$992.50 per US$1,000 principal amount and for its Senior Sterling Notes to (pound)992.50 per (pound)1,000 principal amount, a copy of which is attached as Exhibit 99.9 hereto and incorporated herein by reference.

         Azurix further announced that the consent amount and consent payment deadline described in previous announcements and in the Offer to Purchase and Consent Solicitation, dated April 1, 2002, are eliminated. Accordingly, if the tender offer is consummated, Azurix will pay the full 92.25% of par for notes tendered regardless of the date a holder tenders its notes and delivers the related consents, provided that tenders and deliveries occur before the expiration date. Azurix also is extending the expiration date of the tender offer and consent solicitation to 5:00 p.m. New York time on Thursday, May 16, 2002.

         Azurix received commitments from holders of more than 80% of each series of Senior Dollar Notes that they will tender their notes and deliver the related consents after Azurix's announcement of the increased price described above. Promptly after a majority of holders of a series of Senior Dollar Notes have tendered, Azurix expects to execute a supplemental indenture for that series with the trustee under the indenture under which the notes were issued, as described in the Offer to Purchase and Consent Solicitation. On execution of the supplemental indenture, tenders of notes and deliveries of related consents by holders of Senior Dollar Notes in that series will become non-withdrawable and irrevocable. As previously announced, tenders of Senior Sterling Notes may not be withdrawn and consents in respect of tendered Senior Sterling Notes are irrevocable.

         Holders of notes who already have delivered (and not withdrawn) their tenders and consents do not need to take any further action to receive the increased purchase price. As of May 2, 2002, holders of an aggregate principal amount of approximately US$23 million of the Senior Dollar Notes due 2007, approximately (pound)74 million of the Senior Sterling Notes due 2007 and approximately US$17 million of the Senior Dollar Notes due 2010 have validly tendered and not withdrawn their notes pursuant to Azurix's tender offer and consent solicitation. These totals exclude the holders of Senior Dollar Notes who have committed to tender with the increased price.

         Azurix also announced that, this afternoon, the U.S. Bankruptcy Court in which the reorganization proceedings for Enron Corp. and its affiliates is pending granted Enron's motion to approve, among other things, the votes by Enron designees to the boards of directors of Azurix and its stockholders approving the sale of Wessex Water Ltd. and the tender offer and consent solicitation.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

              99.7  Press release issued by Azurix Corp., dated April 30, 2002.
              99.8  Press release issued by Azurix Corp., dated May 1, 2002.
              99.9  Press release issued by Azurix Corp., dated May 2, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AZURIX CORP.


Date: May 3, 2002                           By: /s/ J. Michael Anderson
                                                ------------------------------
                                                J. Michael Anderson
                                                Chairman of the Board and
                                                Chief Executive Officer



                               EXHIBIT INDEX


Exhibit            Description

99.7               Press release issued by Azurix Corp., dated April 30, 2002.
99.8               Press release issued by Azurix Corp., dated May 1, 2002.
99.9               Press release issued by Azurix Corp., dated May 2, 2002.


                                                               Exhibit 99.7

[Azurix Logo]
                                                     NEWS RELEASE
                                                     Media Contact:
                                                     John Ambler
                                                     713-345-3638

AZURIX EXTENDS CONSENT PAYMENT DEADLINE

FOR IMMEDIATE RELEASE: Tuesday, April 30, 2002

         HOUSTON - In connection with its previously announced tender offer and consent solicitation for its 10-3/8 percent Series B Senior Dollar Notes due 2007, its 10-3/8 percent Series A and B Senior Sterling Notes due 2007, and its 10-3/4 percent Series B Senior Dollar Notes due 2010, Azurix Corp. announced today that it is extending to 5:00 p.m. New York time on Wednesday, May 1, 2002, the deadline by which holders of these notes must tender and consent to receive the consent payment of 1.5 percent of par.

         Salomon Smith Barney is acting as dealer manager of the tender offer and consent solicitation. Questions regarding the tender offer and consent solicitation may be directed to Salomon Smith Barney at 800-558-3745. An Offer to Purchase and Consent Solicitation, dated April 1, 2002, and related Letter of Transmittal and Consent describing the tender offer and consent solicitation have been distributed to holders of notes. Requests for additional copies of documentation can be made to Mellon Investor Services at 866-293-6625.

         This announcement does not constitute an offer with respect to any securities. Except as expressly set forth in this release, the tender offer and the consent solicitation remain subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent. Except for the historical information, the matters discussed in this press release are forward looking statements, the accuracy of which is necessarily subject to risks and uncertainties. Actual results may differ significantly from the discussion of certain matters in forward-looking statements. Factors that may cause such differences include Azurix's ability to obtain on a timely basis consents required from noteholders and the bankruptcy court order approving the proposed sale of Wessex Water Ltd.; YTL Power International Berhad's ability to obtain on a timely basis consent of its shareholders to the purchase of Wessex; effects of Enron's bankruptcy, including the possible involvement of Enron's creditors or the bankruptcy court in the management of Azurix, including the Wessex sale; changes in exchange rates between other currencies and U.S. dollars; Azurix's ability to retain key personnel to manage the sale and tender offer process; and other factors discussed in the consent solicitation and offer to purchase and in Azurix's filings with the United States Securities and Exchange Commission.


                                                               Exhibit 99.8

[Azurix Logo]
                                                           NEWS RELEASE
                                                           Media Contact:
                                                           John Ambler
                                                           713-345-3638

AZURIX EXTENDS CONSENT PAYMENT DEADLINE

FOR IMMEDIATE RELEASE:  Wednesday, May 1, 2002

         HOUSTON - In connection with its previously announced tender offer and consent solicitation for its 10-3/8 percent Series B Senior Dollar Notes due 2007, its 10-3/8 percent Series A and B Senior Sterling Notes due 2007, and its 10-3/4 percent Series B Senior Dollar Notes due 2010, Azurix Corp. announced today that it is extending to 5:00 p.m. New York time on Thursday, May 2, 2002, the deadline by which holders of these notes must tender and consent to receive the consent payment of 1.5 percent of par.

         Salomon Smith Barney is acting as dealer manager of the tender offer and consent solicitation. Questions regarding the tender offer and consent solicitation may be directed to Salomon Smith Barney at 800-558-3745. An Offer to Purchase and Consent Solicitation, dated April 1, 2002, and related Letter of Transmittal and Consent describing the tender offer and consent solicitation have been distributed to holders of notes. Requests for additional copies of documentation can be made to Mellon Investor Services at 866-293-6625.

         This announcement does not constitute an offer with respect to any securities. Except as expressly set forth in this release, the tender offer and the consent solicitation remain subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent. Except for the historical information, the matters discussed in this press release are forward looking statements, the accuracy of which is necessarily subject to risks and uncertainties. Actual results may differ significantly from the discussion of certain matters in forward-looking statements. Factors that may cause such differences include Azurix's ability to obtain on a timely basis consents required from noteholders and the bankruptcy court order approving the proposed sale of Wessex Water Ltd.; YTL Power International Berhad's ability to obtain on a timely basis consent of its shareholders to the purchase of Wessex; effects of Enron's bankruptcy, including the possible involvement of Enron's creditors or the bankruptcy court in the management of Azurix, including the Wessex sale; changes in exchange rates between other currencies and U.S. dollars; Azurix's ability to retain key personnel to manage the sale and tender offer process; and other factors discussed in the consent solicitation and offer to purchase and in Azurix's filings with the United States Securities and Exchange Commission.



                                                               Exhibit 99.9

[Azurix Logo]
                                                          NEWS RELEASE
                                                          Media Contact:
                                                          John Ambler
                                                          713-345-3638


AZURIX INCREASES PURCHASE PRICE IN DEBT TENDER OFFER TO 92.25 PERCENT OF PAR; EXTENDS EXPIRATION DATE TO MAY 16, 2002

FOR IMMEDIATE RELEASE:  Thursday, May 2, 2002

         HOUSTON - Azurix Corp. announced today that it is increasing the purchase price in its previously announced tender offer and consent solicitation for its 10-3/8 percent Series B Senior Dollar Notes due 2007 and 10-3/4 percent Series B Senior Dollar Notes due 2010 to US$922.50 per US$1,000 principal amount and for its 10-3/8 percent Series A and B Senior Sterling Notes due 2007 to Pounds Sterling 922.50 per Pounds Sterling 1,000 principal amount.

         The consent amount and consent payment deadline described in previous announcements and in the Offer to Purchase and Consent Solicitation, dated April 1, 2002, are eliminated. Accordingly, if the tender offer is consummated, Azurix will pay the full 92.25 percent of par for notes tendered regardless of the date a holder tenders its notes and delivers the related consents, provided that tenders and deliveries occur before the expiration date. Azurix also is extending the expiration date of the tender offer and consent solicitation to 5:00 p.m. New York time on Thursday, May 16, 2002. The remaining terms of the tender offer and consent solicitation remain in effect.

         Azurix has received commitments from holders of more than 80 percent of each series of Senior Dollar Notes that they will tender their notes and deliver the related consents after Azurix's announcement of the increased price described above. Promptly after a majority of holders of a series of Senior Dollar Notes have tendered, Azurix expects to execute a supplemental indenture for that series with the trustee under the indenture under which the notes were issued, as described in the Offer to Purchase and Consent Solicitation. On execution of the supplemental indenture, tenders of notes and deliveries of related consents by holders of Senior Dollar Notes in that series will become non-withdrawable and irrevocable. As previously announced, tenders of Senior Sterling Notes may not be withdrawn and consents in respect of tendered Senior Sterling Notes are irrevocable.

         Holders of notes who already have delivered (and not withdrawn) their tenders and consents do not need to take any further action to receive the increased purchase price. As of May 1, 2002, holders of an aggregate principal amount of approximately US$23 million of the Senior Dollar Notes due 2007, approximately Pounds Sterling 74 million of the 10-3/8 percent Senior Sterling Notes due 2007 and approximately US$17 million of the Senior Dollar Notes due 2010 have validly tendered and not withdrawn their notes pursuant to Azurix's tender offer and consent solicitation. These totals exclude the holders of Senior Dollar Notes who have committed to tender with the increased price.

         Azurix also announced that, this afternoon, the U.S. Bankruptcy Court in which the reorganization proceedings for Enron Corp. and its affiliates is pending granted Enron's motion to approve, among other things, the votes by Enron designees to the boards of directors of Azurix and its stockholders approving the sale of Wessex Water Ltd. and the tender offer and consent solicitation.

         Salomon Smith Barney is acting as dealer manager of the tender offer and consent solicitation. Questions regarding the tender offer and consent solicitation may be directed to Salomon Smith Barney at 800-558-3745. An Offer to Purchase and Consent Solicitation, dated April 1, 2002, and related Letter of Transmittal and Consent describing the tender offer and consent solicitation have been distributed to holders of notes. Requests for additional copies of documentation can be made to Mellon Investor Services at 866-293-6625.

         This announcement does not constitute an offer with respect to any securities. Except as expressly set forth in this release, the tender offer and the consent solicitation remain subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent. Except for the historical information, the matters discussed in this press release are forward looking statements, the accuracy of which is necessarily subject to risks and uncertainties. Actual results may differ significantly from the discussion of certain matters in forward-looking statements. Factors that may cause such differences include Azurix's ability to obtain on a timely basis consents required from noteholders and the bankruptcy court order approving the proposed sale of Wessex Water Ltd.; YTL Power International Berhad's ability to obtain on a timely basis consent of its shareholders to the purchase of Wessex; effects of Enron's bankruptcy, including the possible involvement of Enron's creditors or the bankruptcy court in the management of Azurix, including the Wessex sale; changes in exchange rates between other currencies and U.S. dollars; Azurix's ability to retain key personnel to manage the sale and tender offer process; and other factors discussed in the consent solicitation and offer to purchase and in Azurix's filings with the United States Securities and Exchange Commission.